Financial Instruments and Fair Value Measurements	3 Months Ended
Sep. 30, 2022
Fair Value Disclosures [Abstract]
Financial Instruments and Fair Value Measurements
9. Financial Instruments and Fair Value Measurements
At September 30, 2022, cash equivalents as well as trade and other payables approximate their fair value due to their short-term nature. Our financial instruments also consist of environmental reclamation bonds which are invested in certificates of deposit and money market funds which are classified as Level 1, and the convertible note derivative is classified as Level 3. There were no transfers into or out of level 3 during the three months ended September 30, 2022. The reconciliation of changes in the fair value of assets and liabilities classified as Level 3 can be found in Note 7 and 8.